POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brett A. Reynolds as the undersigned’s true and lawful attorney-in-fact and agent, with the powers of substitution and revocation, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to execute and/or file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to all of Synovis Life Technologies, Inc.’s registration statements that are currently effective, with all exhibits thereto and other documents in connection therewith, including the following:

1.	Registration Statement on Form S-8 (File No. 333-162402), effective as of October 9, 2009, pertaining to the Synovis Life Technologies, Inc. 2006 Stock Incentive Plan;

2.	Registration Statement on Form S-8 (File No. 333-80259), effective as of June 9, 1999, pertaining to the 1995 Stock Incentive Plan;

3.	Registration Statement on Form S-8 (File No. 333-14093), effective as of October 15, 1996, pertaining to the Bio-Vascular 1995 Stock Incentive Plan;

4.	Registration Statement on Form S-8 (File No. 333-14137), effective as of October 15, 1996, pertaining to the Bio-Vascular Employee Stock Purchase Plan;

5.	Registration Statement on Form S-8 (File No. 333-144480), effective as of July 11, 2007, pertaining to the Synovis Life Technologies, Inc. 2006 Stock Incentive Plan; and

6.	Registration Statement on Form S-8 (File No. 333-130598), effective as of December 22, 2005, pertaining to the 2004 Non-Employee Director Stock Option Plan.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 14th day of February, 2012, by the following persons:

Signature	Title

/s/ Richard W. Kramp Richard W. Kramp	President and Chief Executive Officer (principal executive officer) and Director

/s/ John D. Seaberg John D. Seaberg	Chairman, Board of Directors

/s/ William G. Kob William G. Kobi	Director

/s/ Karen Gilles Larson Karen Gilles Larson	Director

/s/ Mark F. Palma Mark F. Palma	Director

/s/ Richard W. Perkins Richard W. Perkins	Director

/s/ Timothy M. Scanlan Timothy M. Scanlan	Director

/s/ Sven A. Wehrwein Sven A. Wehrwein	Director